Granite Harbor Alternative Fund

Investor Class:	GHAFX

Granite Harbor Tactical Fund

Investor Class:	GHTFX

each a Series of Northern Lights Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2014

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the combined Prospectus of the Granite Harbor Alternative Fund and Granite Harbor Tactical Fund (each a "Fund," collectively the "Funds") dated October 28, 2014.  The Funds' Prospectus is hereby incorporate by reference, which means it is legally part of this document.  You can obtain copies of the Funds' Prospectus, annual or semiannual reports without charge by contacting the Funds' transfer agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling 1-855-282-1100.  You may also obtain a Prospectus by visiting the website at www.graniteharborfunds.com.

TABLE OF CONTENTS

THE FUNDS	1
TYPES OF INVESTMENTS	2
INVESTMENT RESTRICTIONS	18
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	20
MANAGEMENT	21
CONTROL PERSONS AND PRINCIPAL HOLDERS	27
INVESTMENT ADVISER AND SUB-ADVISER	28
THE DISTRIBUTOR	33
PORTFOLIO MANAGERS	35
ALLOCATION OF PORTFOLIO BROKERAGE	41
PORTFOLIO TURNOVER	42
OTHER SERVICE PROVIDERS	42
DESCRIPTION OF SHARES	45
ANTI-MONEY LAUNDERING PROGRAM	45
PURCHASE, REDEMPTION AND PRICING OF SHARES	46
TAX STATUS	50
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	55
LEGAL COUNSEL	55
FINANCIAL STATEMENTS	55
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES	56

THE FUNDS

The Granite Harbor Alternative Fund (formerly the SCA Absolute Return Fund) and the Granite Harbor Tactical Fund (formerly the SCA Directional Fund) are each a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the "Trust").  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the "Board" or "Trustees").

Each Fund may issue an unlimited number of shares of beneficial interest. All shares of a Fund have equal rights and privileges.  Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Fund is a non-diversified series of the Trust.  Each Fund's investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to and reclassify the shares of each Fund, start other series and offer shares of a new fund under the Trust at any time.

Each Fund offers two classes of shares:  Class A shares and Investor Class shares.  Class A Shares are not currently available for purchase. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of a Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by a Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless

1

matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of each Fund and the descriptions of the Fund's principal investment strategies are set forth under "Investment Objective, Principal Investment Strategies, Related Risks" in the Prospectus.  Each Fund's investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Funds may invest directly or through (i) open-end investment companies (mutual funds), (ii) closed-end funds, (iii) exchange-traded funds ("ETFs"), (iv) limited partnerships, (v) limited liability companies and (vi) other types of pooled investment vehicles (collectively, "Underlying Funds") and strategies Genesis Capital LLC (the "Adviser") may employ in pursuit of each Fund's investment objective and a summary of related risks.

Equity Securities

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options.  The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends.  Dividends on common stock are not fixed but are declared at the discretion of the issuer.  Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer.  Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease.  Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.  Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments.  The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.  Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as "Equity REITs", "Mortgage REITs" and "Hybrid REITs." An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time.  Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual.  However, most warrants have expiration dates after which they are worthless.  In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant.  Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them.  The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts ("ADRs"), are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  ADRs, in registered form, are designed for use in U.S. securities markets.  Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR.  The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Foreign Securities

General

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent currency exchange transactions do not fully protect a Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital.  In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.  The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Certificates of Deposit and Bankers' Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.  Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  It may be secured by letters of credit, a surety bond or other forms of collateral.  Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper.  As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.  Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances.  Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates.  If interest rates rise, commercial paper prices will decline.  The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase.  Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities.  As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

Time deposits are issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit.  Time deposits do not trade in the secondary market prior to maturity.  However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

The commercial paper obligations are typically unsecured and may include variable rate notes.  The nature and terms of a variable rate note (i.e., a "Master Note") permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund and the issuer.  It permits daily changes in the amounts invested.  A Fund, typically, has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note.  The issuer may prepay at any time and without penalty any part of or the full amount of the note.  The note may or may not be backed by one or more bank letters of credit.  Because these notes are direct investment arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them.  Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.  Variable rate notes are subject to the Funds' investment restriction on illiquid securities unless such notes can be put back to the issuer (redeemed) on demand within seven days.

Insured Bank Obligations

The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000.  The Funds may elect to purchase bank obligations in small amounts so as to be fully insured as to principal by the FDIC.  Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank per Fund; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Securities of Other Investment Companies

Investments in exchange-traded funds ("ETFs"), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds.  Due to legal limitations, each Fund will be prevented from: 1) purchasing more than 3% of an investment company's (including ETFs) outstanding shares; 2) investing more than 5% of the Fund's assets in any single such investment company, and 3) investing more than 10% of the Fund's assets in investment companies overall;  unless: (i) the underlying investment company and/or a Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and a Fund take appropriate steps to comply with any conditions in such order.  In the alternative, a Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds.  In addition to ETFs, the Funds may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

Closed-End Investment Companies

Each Fund may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price.  Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets.  Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market.  A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market.  A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital.  The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares.  This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market.  A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value.  There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease.  In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares.  Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. Each Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies

Each Fund and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund.  Accordingly, when affiliated persons hold shares of any of the underlying fund, a Fund's ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an underlying fund whose shares are purchased by a Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days.  Shares held by the Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission ("SEC"). In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of the Fund and its Adviser.  Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund.  The result would be an indirect expense to a Fund without accomplishing any investment purpose.

Exchange Traded Funds

ETFs are generally passive funds that track their related index and have the flexibility of trading like a security.  They are managed by professionals and typically provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends.  Additionally, some ETFs are unit investment trusts (UITs).  ETFs typically have two markets.  The primary market is where institutions swap "creation units" in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends.  The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange.  This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds.  Such securities are direct obligations of the United States government and differ mainly in the length of their maturity.  Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("Ginnie Mae"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit Banks, the Federal National Mortgage Association ("Fannie Mae"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues PCs, which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Securities Options

The Funds may purchase and write (i.e., sell) put and call options.  Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation.  Options trading is a highly specialized activity that entails greater than ordinary investment risk.  Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security.  The premium paid to the writer is in consideration for undertaking the obligation under the option contract.  A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices.  In most respects, they are identical to listed options on common stocks.  The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered.  However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index.  The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.  A stock index fluctuates with changes in the market value of the stocks included in the index.  For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®.  Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written.  A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument.  The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction.  There is no assurance that a liquid secondary market will exist for any particular option.  An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.  If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market.  This requires different skills and techniques than predicting changes in the prices of individual securities.  In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect.  Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices.  It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist.  If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions

Transactions using options (other than options that a Fund has purchased) expose the Fund to an obligation to another party.  A Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above.  A Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount.  Under current SEC guidelines, a Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets.  As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts

A Fund may purchase and sell options on the same types of futures in which it may invest.  Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

A Fund may engage in transactions involving dealer options as well as exchange-traded options.  Certain additional risks are specific to dealer options.  While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised.  Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not.  Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it.  Similarly, when a Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option.  While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration.  Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.  With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund.  For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option.  This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities.  A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula.  In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.  Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities.  If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Funds may purchase covered spread options from securities dealers.  These covered spread options are not presently exchange-listed or exchange-traded.  The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark.  The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs.  The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.  This protection is provided only during the life of the spread options.

Repurchase Agreements

The Funds may enter into repurchase agreements.  In a repurchase agreement, an investor (such as a Fund) purchases a security (known as the "underlying security") from a securities dealer or bank.  Any such dealer or bank must be deemed creditworthy by the Adviser.  At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date.  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase.  In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities.  Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price.  Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by a Fund to invest excess cash or as part of a temporary defensive strategy.  Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities.  In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses.  These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made.  Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained.  Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position.  Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract.  Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin."  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Funds expect to earn interest income on margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date.  Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date.  If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date.  Settlement of a stock index futures contract may or may not be in the underlying instrument or index.  If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to both Funds’ operation.  Accordingly, the Funds are not subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

A Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis.  In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account.  Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment.  In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment.  It may be expected that the

Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives.  Because the Funds will segregate liquid assets to satisfy purchase commitments in the manner described, a Fund's liquidity and the ability of the Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction.  If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  In these cases the Fund may realize a taxable capital gain or loss.  When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day a Fund agrees to purchase the securities.  The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

A Fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation.  A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders.  The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public.  Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers.  Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc. ("FINRA").

Under guidelines adopted by the Trust's Board, the Fund's Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact.  In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations ("NRSROs") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions.  Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, a Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

A Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities.  A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security.  The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged..

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  The Funds do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 30% of the value of the Fund's net assets.  This percentage may be varied by action of the Board of Trustees.  A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.  Each Fund may not:

1. Issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2. Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);

4. Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5. Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);

6. Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

Each Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote.  Each Fund may not:

1. Invest in any issuer for purposes of exercising control or management;

2. Invest in securities of other investment companies except as permitted under the 1940 Act;

3. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity.  However, if more than 15% of Fund assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, the Fund's investment adviser will reduce illiquid assets such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders; or

4. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

If a restriction on a Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of each Fund's portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust's policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

Each Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, each Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, a Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser and Sub-Advisers.  Personnel of the Adviser and sub-advisers, including personnel responsible for managing each Fund's portfolio, may have full daily access to Fund portfolio holdings because that information is necessary in order for the Adviser and sub-advisers to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, as demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser and sub-advisers personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Funds; therefore, its personnel have full daily access to each Fund's portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

MUFG Union Bank, N.A.  MUFG Union Bank, N.A.is custodian for each Fund; therefore, its personnel have full daily access to each Fund's portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

BBD, LLP.  BBD, LLP is the Funds' independent registered public accounting firm; therefore, its personnel have access to each Fund's portfolio holdings in connection with auditing of each Fund's annual financial statements and providing assistance and consultation in connection with SEC filings.

Thompson Hine LLP.  Thompson Hine LLP is counsel to the Funds; therefore, its personnel have access to each Fund's portfolio holdings in connection with review of each Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Funds' Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of a Fund's portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Funds' Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds' portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect each Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), which have been filed with the Securities and Exchange Commission and are available upon request.  The Board consists of seven (7) individuals, six (6) of whom are not "interested persons" (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer.  The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes.  The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Anthony Hertl, an Independent Trustee, who has served as the Chairman of the Board since July 2013.   The Board of Trustees is comprised of Mr. Hertl, five (5) additional Independent Trustees, and one (1) Interested Trustees.  Andrew Rogers, the Interested Trustee, is the Chief Executive Officer of Gemini Fund Services, LLC, and President of the Trust.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair, Mark H. Taylor. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skill.  Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves as a member of four other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Master’s degree in Education Administration, is a Certified Financial Planner ("CFP"), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.   Mark H. Taylor, has over two decades of academic and professional experience in the accounting and auditing areas, has Doctor of Philosophy, Master’s and Bachelor’s degrees in Accounting, is a Certified Public Accountant and is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University.  He serves as a member of two other mutual fund boards outside of the Fund Complex, has served a fellowship in the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission, served a three-year term on the AICPA Auditing Standards Board (2008-2011), and like the other Board members, possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc.  Mr. Palancia holds a Bachelor of Science degree in Economics.  He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch. Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards. Andrew Rogers has more than 20 years of experience in the financial services industry and has served as the President of the Trust since 2006.  Mr. Rogers is also currently the Chief Executive Officer of Gemini Fund Services, LLC.  Prior to joining Gemini Fund Services, LLC, he served in executive roles at J.P. Morgan Chase and

Co. and Alliance Capital Management Holdings L.P. as Financial Reporting Manager. Mr. Rogers holds a Bachelor of Science in Accounting. Mark D. Gersten has more than 30 years of experience in the financial services industry, having served in executive roles at AllianceBernstein LP and holding key industry positions at Prudential-Bache Securities and PriceWaterhouseCoopers.  He also serves as a member of two other mutual fund boards outside of the Fund complex. Mr. Gersten is a certified public accountant and holds an MBA in accounting.  Like other trustees, his experience has given him a strong understanding of the regulatory framework under which investment companies operate.  Mark S. Garbin has more than 30 years of experience in corporate balance sheet and income statement risk management for large asset managers, serving as Managing Principal of Coherent Capital Management LLC since 2007.  Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers.  He is both a Chartered Financial Analyst and Professional Risk Manager charterholder and holds advanced degrees in international business.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	103

Two Roads Shared Trust

(since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014)

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	103	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	103

AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc.	103	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund

		(2000-2006); Chief Investment Officer (2000 -2010).		(since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	132	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	132

Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	103	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

  ^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

Legal Proceedings

On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), Gemini Fund Services, LLC (“GFS”), certain current Trustees of the Trust, and two former Trustees.  To settle the SEC’s charges, GFS and NLCS each agreed to pay $50,000 penalties, and both firms and the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order.  The firms and the named Trustees agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations of those provisions.  There were no allegations that shareholders suffered any monetary harm.  The SEC charges were not against the Adviser or the Funds.

The Order found that on certain occasions during the period January 2009 to December 2010, disclosures included in shareholder reports (concerning the Trustees’ adviser evaluation process under Section 15(c) of the 1940 Act) filed by certain funds of the Trust contained boilerplate disclosures that were materially untrue or misleading in violation of Section 34(b) of the 1940 Act.  These disclosures were included in the fund shareholder reports based on board minutes drafted by GFS, reviewed by the Trust’s outside counsel, and then reviewed and approved by the Trustees.  The Order found that the named Trustees therefore were a cause of these violations.  In addition, GFS failed to ensure that certain shareholder reports contained the required disclosures concerning the Trustees’ evaluation process and failed to ensure that certain series within the Trust maintained and preserved their Section 15(c) files in accordance with 1940 Act recordkeeping requirements.  Accordingly, GFS caused those funds’ violations of Sections 30(e) and 31(a) of the Investment Company Act and Rules 30e-1 and 31a-2(a)(6) thereunder.

The Order found that, during the relevant period, NLCS and the four named Trustees were also a cause of violations of Rule 38a-1(a)(1) under the 1940 Act, which requires registered investment companies to adopt and implement written compliance policies and procedures.  Specifically, the Order found that NLCS and the named Trustees failed to implement certain policies and procedures of the Trust that required the funds’ CCO to provide the advisers’ compliance manuals to the named Trustees for their review or, as an alternative, summaries of the compliance programs.  Rather than following this process, the Order found that the named Trustees’ approval of the advisers’ compliance programs was based primarily on their review of a brief written statement prepared by NLCS and a verbal representation by NLCS that such manuals were adequate.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held thirteen meetings.

Compensation

Effective October 1, 2013, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $28,587.50 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From April 1, 2013 through September 30, 2013, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $27,625. Prior to April 1, 2013 each Trustee who is not affiliated with the Trust or an adviser received a quarterly fee of $21,500.  Effective July 1, 2013, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $5,775 and the Audit Committee Chairman receives a quarterly fee of $1,725.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended June 30, 2014.  Each Independent Trustee attended all quarterly meetings during the period.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust ****	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex***** Paid to Directors
Anthony J. Hertl	$139,712.50	None	None	$166,250.00
Gary Lanzen	$118,387.50	None	None	$138,750.00
Mark H. Taylor	$127,050.00	None	None	$190,250.00
John V. Palancia	$118,387.50	None	None	$174,750.00
Andrew Rogers*	$85,762.50	None	None	$101,250.00
Mark D. Gersten**	$85,762.50	None	None	$101,250.00
Mark Garbin**	$139,712.50	None	None	$166,250.00

** This Trustee is deemed to be an “interested person” as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant).

***Elected as a Trustee in September 2013.

**** There are currently multiple series comprising the Trust.  Trustees’ fees are allocated equitably among the series in the Trust.

***** The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust III and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Funds as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Mark Taylor	None	None
John V. Palancia	None	None
Andrew Rogers*	None	None
Mark D. Gersten	None	None
Mark Garbin	None	None

* This Trustee is deemed to be an 'interested person' as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust's Administrator, Transfer Agent and Fund Accountant),

Management Ownership

As of October 2, 2014, the Trustees and officers, as a group, owned no shares of the Fund and less than 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund.  A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

As of October 2, 2014, the following shareholders of record owned 5% or more of the outstanding shares of the Funds:

Name & Address

Shares

Percentage of Share Class

Granite Harbor Alternative Fund

TD AMERITRADE

4,337,729

82.81%

PO Box 2226

Omaha, NE 68103-2226

FOLIOFN INVESTMENTS INC

  694,695

13.26%

8180 Greensboro Drive 8th Floor

McLean VA 22012

Granite Harbor Tactical Fund

TD AMERITRADE

3,628,992

84.38%

PO Box 2226

Omaha, NE 68103-2226

FOLIOFN INVESTMENTS INC

  506,129

11.77%

8180 Greensboro Drive 8th Floor

McLean VA 22012

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser and Advisory Agreement

Genesis Capital LLC, located at 7191 Wagner Way NW, Suite 302, Gig Harbor, WA 98335, serves as each Fund's investment adviser.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a Washington limited liability company formed in 2001.  Its clients are pooled investment vehicles and the Funds.  As of June 30, 2014 it had $129.9 million in asset under management.  Gary Price and Ronald Robertson, who each serve as portfolio managers to the Funds, control the Adviser because each owns more than 25% of the membership interests in the Adviser.

Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Funds' investment-related business affairs.  Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust, on behalf of the Funds, the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Funds, manages the portfolio investment operations of each Fund.  The Adviser has overall supervisory responsibilities for the general management and investment of each Fund's securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees.  In general, the Adviser's duties include setting the Fund's overall investment strategies and asset allocation.

Under the Advisory Agreement, the Adviser (directly or through a sub-adviser), under the supervision of the Board of Trustees, agrees to invest the assets of each Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund's current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Funds and, as such shall, (directly or through a sub-adviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing each Fund's investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, (directly or through a sub-adviser) subject to the supervision of the Board of Trustees, provides the management and supplemental administrative services necessary for the operation of the Funds.  These services include providing assisting in the supervising of relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Funds; assisting in the preparing of all general shareholder communications and conducting shareholder relations; assisting in maintaining the Funds' records and the registration of the Fund's shares under federal securities laws and making necessary filings under state securities laws; assisting in developing management and shareholder services for the Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The following table sets forth the annual management fee (computed daily and payable monthly) rate payable by the Funds to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of each Fund's average daily net assets:

Fund	Management Fees
Granite Harbor Alternative Fund	1.95%
Granite Harbor Tactical Fund	1.95%

The Adviser is contractually limiting total annual operating expenses of the Fund through October 31, 2015 including the Advisory fee, (exclusive of any (i) any front-end or contingent deferred loads, (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes,  or (vii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than an adviser)), to 2.95% for Class A Shares and 2.95% for Investor Class Shares of the Fund’s average daily net assets.

The following table displays the advisory fees that were paid by the Funds during the fiscal period ended June 30, 2012:

FUND	Advisory Fees Paid	Advisory Fees Waived
Granite Harbor Alternative Fund	$705,745	$120,602
Granite Harbor Tactical Fund	$550,084	$92,310

The following table displays the advisory fees that were paid by the Funds during the fiscal period ended June 30, 2013:

FUND	Advisory Fees Paid	Advisory Fees Waived
Granite Harbor Alternative Fund	$1,002,864	$0
Granite Harbor Tactical Fund	$889,258	$0

The following table displays the advisory fees that were paid by the Funds during the fiscal period ended June 30, 2014:

FUND	Advisory Fees Paid	Advisory Fees Waived
Granite Harbor Alternative Fund	$1,061,600	$0
Granite Harbor Tactical Fund	$945,132	$0

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Funds.  Under the terms of the Advisory Agreement, each Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled ("The Distributor") (c) the fees and certain expenses of the Custodian (as defined under the section entitled "Custodian") and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are not directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Advisory Agreement continued in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of a Fund.  The Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of a Fund's outstanding shares (with respect to that Fund).  The Advisory Agreement shall terminate automatically in the event of its assignment.

Sub-Adviser and Sub-Advisory Agreement

The Adviser has engaged Chilton Capital Management, LLC, Coe Capital Management, LLC, Phineus Partners, LP, SeaBridge Investment Advisors, LLC, Tiburon Capital Management, LLC and

V2 Capital, LLC (collectively, the “Sub-Advisers”) to serve as Sub-Advisers to the Funds. The Sub-Advisers are responsible for selecting investments and assuring that investments are made according to each Fund’s investment objective, policies and restrictions.

Chilton Capital Management, LLC, 1177 West Loop South, Suite 1310, Houston, TX 77027, serves as a sub-adviser to the Funds.  Subject to the authority of the Board of Trustees and oversight by the Adviser, this sub-adviser is responsible for management of a portion of the Fund's long/short equity investment portfolio according to the Fund's investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between the Adviser and sub-adviser, this sub-adviser is entitled to receive an annual sub-advisory fee on the long/short equity portion of the Fund's average daily net assets which it manages.  The sub-adviser is paid by the Adviser not the Funds.  As of June 30, 2014 it had $1.34 billion in assets under management.

Coe Capital Management, LLC, 9 Parkway North, Suite 325, Deerfield, IL 60015, serves as a sub-adviser to the Funds.  Subject to the authority of the Board of Trustees and oversight by the Adviser, this sub-adviser is responsible for management of a portion of the Fund's long/short equity investment portfolio according to the Fund's investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between the Adviser and sub-adviser, this sub-adviser is entitled to receive an annual sub-advisory fee on the long/short equity portion of the Fund's average daily net assets which it manages.  The sub-adviser is paid by the Adviser not the Funds.  As of June 30, 2014 it had $454 million in assets under management.

Phineus Partners, L.P., 251 Post Street, Suite 500, San Francisco, CA 94108, serves as a sub-adviser to the Funds.  Subject to the authority of the Board of Trustees and oversight by the Adviser, this sub-adviser is responsible for management of a portion of the Fund's long/short equity investment portfolio according to the Fund's investment objective, policies and restrictions. Pursuant to a sub-advisory agreement between the Adviser and sub-adviser, this sub-adviser is entitled to receive an annual sub-advisory fee on the long/short equity portion of the Fund's average daily net assets which it manages.  The sub-adviser is paid by the Adviser not the Funds.  As of June 30, 2014 it had $107 million in assets under management.

SeaBridge Investment Advisors, LLC, 450 Springfield Ave, Suite 301, Summit, NJ 07901, serves as a sub-adviser to the Funds. Subject to the authority of the Board of Trustees and oversight by the Adviser, this sub-adviser is responsible for management of a portion of the Fund's long equity investment portfolio according to the Fund's investment objective, policies and restrictions. Pursuant to a sub-advisory agreement between the Adviser and sub-adviser, this sub-adviser is entitled to receive an annual sub-advisory fee on the long equity portion of the Fund's average daily net assets which it manages.  The sub-adviser is paid by the Adviser not the Funds.  As of June 30, 2014 it had $1.8 billion in assets under management.

Tiburon Capital Management, LLC, 527 Madison Avenue, 6th Floor, New York, NY 10022, serves as a sub-adviser to the Funds. Subject to the authority of the Board of Trustees and oversight by the Adviser, this sub-adviser is responsible for management of a portion of the Fund's event driven investment portfolio according to the Fund's investment objective, policies and restrictions. Pursuant to a sub-advisory agreement between the Adviser and sub-adviser, this sub-adviser is entitled to receive an annual sub-advisory fee on the event driven portion of the Fund's average daily net assets which it manages.  The sub-adviser is paid by the Adviser not the Funds.  As of June 30, 2014 it had $43.9 million in assets under management.

V2 Capital, LLC, 2700 Patriot Blvd, Suite 140, Glenview, IL 60026, serves as a sub-adviser to the Funds.  Subject to the authority of the Board of Trustees and oversight by the Adviser, this sub-

adviser is responsible for management of a portion of each Fund's equity market neutral investment portfolio according to the Fund's investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between the Adviser and sub-adviser, this sub-adviser is entitled to receive an annual sub-advisory fee on the equity market neutral portion of each Fund's average daily net assets which it manages.  The sub-adviser is paid by the Adviser not the Funds.  As of June 30, 2014 it had $261.6 million in assets under management.

Each Sub-Advisory Agreement provides that the Sub-Advisers will formulate and implement a continuous investment program for the Funds, in accordance with the Funds objective, policies and limitations and any investment guidelines established by the Adviser. The Sub-Advisers will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Funds, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Advisers are required to furnish, at its own expense, all investment facilities necessary to perform its obligations under their respective Sub-Advisory Agreement. Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Advisers, the Sub-Advisers are entitled to receive certain sub-advisory fees from the Adviser.

Each Sub-Advisory Agreement continues in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Advisers on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

Codes of Ethics

The Trust, the Adviser, each Sub-Adviser, and the Distributor each have adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under the Trust’s code, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a separate Code, which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Funds; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board's continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of each Fund and shareholders.  The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser's Proxy Policies, or the proxy policies of the Adviser's designee, and a record of each proxy voted by the

Adviser or its designee on behalf of each Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser's (or Sub-Adviser's, if any) interests and the Fund's interests, the Adviser or Sub-Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client's directive using the recommendation of an independent third party.  If the third party's recommendations are not received in a timely fashion, the Adviser or Sub-Adviser will abstain from voting the securities held by that client's account.  A copy of the Adviser's and each Sub-Adviser’s proxy voting policies is attached hereto as Appendix A.

More information.  Information regarding how each Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-855-282-1100; and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-855-282-1100 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement").  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  The offering of each Fund's shares is continuous.  The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of each Fund's shares, will use reasonable efforts to facilitate the sales of the Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to a Fund.  The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal period ended June 30, 2013:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Granite Harbor Alternative Fund	$0	$0	$0	*
Granite Harbor Tactical Fund	$0	$0	$0	*

*The Distributor received $3,837 from the Adviser as compensation for its distribution services to the Funds.

The Distributor also received 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plan”.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal period ended June 30, 2014:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Granite Harbor Alternative Fund	$0	$0	$0	*
Granite Harbor Tactical Fund	$0	$0	$0	*

*The Distributor received $17,297 from the Adviser as compensation for its distribution services to the Funds.

The Distributor also received 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plan

The Trust, with respect to the Fund, has adopted, The Trust’s Master Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 of the 1940 Act for each Fund's Class A and Investor Class shares (the "Plans") pursuant to which the Fund is authorized to pay the Distributor as compensation for Distributor’s account maintenance services under the Plans, a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A and Investor Class shares of the Funds’ average daily net assets attributable to the relevant class. Such fees are to be paid by a Fund monthly, or at such other intervals, as the Board shall determine. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor.  The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to a Fund's shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services. The Fund may make other payments, such as contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plans.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of a Fund's shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning a Fund; assisting in the establishment and maintenance of accounts or sub-accounts in a Fund and in processing purchase and redemption transactions; making a Fund's investment plan and shareholder services available; and providing such other information and services to investors in shares of a Fund as the Distributor or the Trust, on behalf of a Fund, may reasonably request.  The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to a Fund.

The following table displays the allocated distribution related fees pursuant to the Investor Class 12b-1 Plans the Funds paid during the fiscal year ended June 30, 2014:

	Granite Harbor Alternative Fund	Granite Harbor Tactical Fund
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$3,391	$4,008
Payment to dealers	$132,712	$117,163
Compensation to sales personnel	None	None
Other	$0	$0
Total	$136,103	$121,171

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to each of the Plans and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of each Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in the Plans ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on a Plan.  A Plan may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the respective Fund.

A Plan may not be amended to increase materially the amount of the Distributor's compensation to be paid by the Funds, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act).  All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan.  During the term of each Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees.  The Distributor will preserve copies of each Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or with respect to a Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGERS

Gary Price, Ronald Robertson, Michael Dubinsky and Charles Borquist serve as the co-portfolio managers of each Fund. The Sub-Adviser portfolio managers are Bruce G. Garrison,

Matthew R. Werner, Mark D. Coe, Michael Grant, John C. Conti, Peter Lupoff, Brett Novosel, Victor Viner and Michael Holleb. Mr. Coe, Mr. Grant, Mr. Conti and Mr. Lupoff were responsible for the portfolio management of the following types of accounts in addition to the Fund(s). As of June 30, 2014, each portfolio manager is responsible for the portfolio management of the following types of accounts in addition to the Funds:

As of June 30, 2014 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Gary Price
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	2,972	$948.8	0	N/A

As of June 30, 2014 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Ronald Robertson
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	2.972	$948.8	0	N/A

As of June 30, 2014 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Michael Dubinsky
Registered Investment Companies	3	120.9	0	N/A
Other Pooled Investment Vehicles	3	8	0	N/A
Other Accounts	0	N/A	0	N/A

As of June 30, 2014 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Charles Borquist
Registered Investment Companies	3	120.9	0	N/A
Other Pooled Investment Vehicles	3	8	0	N/A
Other Accounts	0	N/A	0	N/A

Chilton Capital Management, LLC

Bruce G. Garrison As of June 30, 2014 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$19.7	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	1337	$1258	0	0

Matthew R. Werner As of June 30, 2014 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$11	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	1337	$1258	0	0

Coe Capital Management, LLC

Mark D. Coe As of June 30, 2014 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	4	$109	0	N/A
Other Pooled Investment Vehicles	5	$235	5	200,000,000
Other Accounts	189	$110	0	0

Phineus Partners, L.P.

Michael Grant As of June 30, 2014 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	$16.6	0	N/A
Other Pooled Investment Vehicles	4	$90.9	4	$90.9
Other Accounts	0	N/A	0	N/A

SeaBridge Investment Advisors, LLC

John C. Conti As of June 30, 2014 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	2	$13.1	0	N/A
Other Pooled Investment Vehicles	4	$93.9	0	N/A
Other Accounts	326	$699.5	0	N/A

Tiburon Capital Management, LLC

Peter Lupoff As of June 30, 2014 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	4	$11.4	0	N/A
Other Pooled Investment Vehicles	2	$10.9	2	$10.9
Other Accounts	2	$21.6	2	$21.6

V2 Capital, LLC

Brett Novosel As of June 30, 2014 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	$13	0	0
Other Pooled Investment Vehicles	1	$248.6	1	32
Other Accounts	0	N/A	0	0

Victor Viner As of June 30, 2014 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	$13	0	0
Other Pooled Investment Vehicles	1	$248.6	1	32
Other Accounts	0	N/A	0	0

Michael Holleb As of June 30, 2014 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	$13	0	0
Other Pooled Investment Vehicles	1		$1	32
Other Accounts	0	N/A	0	0

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute each Fund's portfolio trades and/or specific uses of commissions from a Fund's portfolio trades (for example, research, or "soft dollars", if any).  The Adviser and each sub-adviser have adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Funds from being negatively affected as a result of any such potential conflicts.

Compensation

Genesis Capital LLC

The Adviser’s portfolio managers are paid a fixed base salary and a bonus.  The bonus is based upon the quality of investment analysis and the management of the funds for which they serve as portfolio manager.  Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest.  At times, the Adviser and affiliates manage accounts with incentive fees.

Chilton Capital Management, LLC

Chilton’s portfolio manager is responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to the Fund.  The portfolio manager is responsible for managing the portion of the assets of the Fund may also manage other registered investment companies, in a sub-advisory capacity or for Chilton, unregistered funds and/or other pooled investment vehicles, separate accounts, and model portfolios.

Coe Capital Management, LLC

Coe’s portfolio manager is responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to the Fund.  The portfolio manager is responsible for managing the portion of the assets of the Fund may also manage other registered investment companies, in a sub-advisory capacity or for Coe, unregistered funds and/or other pooled investment vehicles, separate accounts, and model portfolios.

The portfolio manager is compensated through management fees of the model portfolios and the hedge funds as well as a performance allocation based on the returns of the hedge funds. Total compensation is generally not fixed, but rather is based on the AUM and performance of the accounts. As the portfolio manager is the managing member of Coe, his take-home pay is the net results of the revenues and expenses of the firm.

Phineus Partners, L.P.

For services as co-portfolio manager to the Fund, Phineus Partners’ portfolio manager receives a base salary and discretionary bonus from the Sub-Adviser.

SeaBridge Investment Advisors, LLC

For services as co-portfolio manager to the Fund, Mr. Conti receives a base salary and discretionary bonus from SeaBridge Investment Advisors LLC.  He may receive additional distributions as a member of the LLC.

Tiburon Capital Management, LLC

For services as co-portfolio manager to the Fund, Mr. Lupoff receives a salary and discretionary bonus from the Sub-Adviser.

V2 Capital, LLC

The V2 Capital portfolio managers are paid a fixed base salary and a bonus.  The bonus is based upon the quality of investment analysis and the management of the funds for which they serve as portfolio manager.  Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest.  At times,  V2 Capital and its affiliates manage accounts with incentive fees.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in each Fund as of June 30, 2014.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Granite Harbor Alternative Fund
Gary Price	$100,001-$500,000
Ronald Robertson	$10,001-$50,000
Michael Dubinsky	$10,001-$50,000
Charles Borquist	$10,001-$50,000
Bruce G, Garrison	None
Matthew R. Werner	None
Mark Coe	None
Michael Grant	None
John C. Conti	None
Peter Lupoff	None
Brett Novosel	None
Victor Viner	None
Michael Holleb	None

Name of Portfolio Manager	Dollar Range of Equity Securities in the Granite Harbor Tactical Fund
Gary Price	$100,001-$500,000
Ronald Robertson	$10,001-$50,000
Michael Dubinsky	$10,001-$50,000
Charles Borquist	$10,001-$50,000
Bruce G, Garrison	None
Matthew R. Werner	None
Mark Coe	None
Michael Grant	None
John C. Conti	None
Peter Lupoff	None
Brett Novosel	None
Victor Viner	None
Michael Holleb	None

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the co-portfolio managers who are employees of the Adviser.  The Adviser (and Sub-Adviser, if any) are authorized by the Trustees to allocate the orders placed by them on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to each Fund or the Adviser or Sub-Adviser for a Fund's use.  Such allocation is to be in such amounts and proportions as the Adviser or Sub-Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser or Sub-Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of a Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser (or Sub-Adviser, if any) determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to a Fund.  In allocating portfolio brokerage, the Adviser or Sub-Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser or Sub-Adviser exercises investment discretion.  Some of the services received as the result of Fund transactions may primarily benefit accounts other than a Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit a Fund.

The following table displays the brokerage commissions paid by the Funds for the fiscal year ended June 30, 2012:

FUND	Brokerage Commissions
Granite Harbor Alternative Fund	$42,688
Granite Harbor Tactical Fund	$36,139

The following table displays the brokerage commissions paid by the Funds for the fiscal year ended June 30, 2013:

FUND	Brokerage Commissions
Granite Harbor Alternative Fund	$187,006
Granite Harbor Tactical Fund	$196,421

The following table displays the brokerage commissions paid by the Funds for the fiscal year ended June 30, 2014:

FUND	Brokerage Commissions

Granite Harbor Alternative Fund	$192,592
Granite Harbor Tactical Fund	$227,521

PORTFOLIO TURNOVER

Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds.  A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one-year period.

The following table displays the portfolio turnover rates paid by the Funds for the fiscal year ended June 30, 2013:

FUND	Portfolio Turnover Rates
Granite Harbor Alternative Fund	152%
Granite Harbor Tactical Fund	140%

The following table displays the portfolio turnover rates paid by the Funds for the fiscal year ended June 30, 2014:

FUND	Portfolio Turnover Rates
Granite Harbor Alternative Fund	132%
Granite Harbor Tactical Fund	129%

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC, (“GFS”), which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on June 22, 2011 and will remain in effect for two years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the

Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Funds by GFS, each Fund pays GFS a fund administration fee equal to the greater of a minimum fee of $40,000 or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million.  The Funds also pay GFS for any out-of-pocket expenses. For the fiscal period ended June 30, 2012, the Granite Harbor Alternative Fund paid $55,793 and the Granite Harbor Tactical Fund paid $49,683 for administrative service fees.  For the fiscal period ended June 30, 2013, the Granite Harbor Alternative Fund paid $82,711 and the Granite Harbor Tactical Fund paid $76,502 for administrative service fees.  For the fiscal period ended June 30, 2014, the Granite Harbor Alternative Fund paid $82,549 and the Granite Harbor Tactical Fund paid $78,368 for administrative service fees.

GFS also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the fund accounting services rendered to a Fund under the Agreement, the Fund pays GFS a fee equal to a base fee of $27,000 and $6,000 for each additional class above one, plus 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million.  Each Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended June 30, 2012, the Granite Harbor Alternative Fund paid $25,999 and the Granite Harbor Tactical Fund paid $24,000 for fund accounting fees.  For the fiscal period ended June 30, 2013, the Granite Harbor Alternative Fund paid $44,999 and the Granite Harbor Tactical Fund paid $44,364 for fund accounting service fees.   For the fiscal period ended June 30, 2014, the Granite Harbor Alternative Fund paid $45,857 and the Granite Harbor Tactical Fund paid $44,691 for fund accounting service fees.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For such services rendered to a Fund under the Agreement, each Fund pays GFS a transfer agency fee equal to a minimum fee of $18,000 or $16 per account.  Each Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended June 30, 2012, the Granite Harbor Alternative Fund paid $13,499 and the Granite Harbor Tactical Fund paid $12,499 for transfer agency fees.  For the fiscal period ended June 30, 2013, the Granite Harbor Alternative Fund paid $18,998 and the Granite Harbor Tactical Fund paid $19,428 for transfer agency fees.   For the fiscal period ended June 30, 2014, the Granite Harbor Alternative Fund paid $18,817 and the Granite Harbor Tactical Fund paid $18,365 for transfer agency fees.

Custodian

Union Bank, National Association, (the "Custodian"), 400 California Street, San Francisco, California 94104, serves as the custodian of each Fund's assets pursuant to a custody agreement (the "Custody Agreement") by and between the Custodian and the Trust on behalf of the Funds.  The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.  Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser (or Sub-Adviser, if any).  The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street, Suite 2, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act.  For the compliance services rendered to the Fund, the Fund pays NLCS a one-time fee of $2,500, plus an annual fee, based on Fund assets, ranging from $13,500 (net assets of $50 million or less) to $31,500 (net assets over $1 billion).  The

Fund also pays NLCS for any out-of-pocket expenses. For the fiscal period ended June 30, 2012, the Granite Harbor Alternative Fund paid $20,410 and the Granite Harbor Tactical Fund paid $15,910 for compliance service fees.  For the fiscal period ended June 30, 2013, the Granite Harbor Alternative Fund paid $34,478 and the Granite Harbor Tactical Fund paid $30,501 for compliance service fees. For the fiscal period ended June 30, 2014, the Granite Harbor Alternative Fund paid $33,245 and the Granite Harbor Tactical Fund paid $29,757 for compliance service fees.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust.  This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes.  Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal, per-class, dividend, distribution and liquidation rights.  There are no conversion or preemptive rights applicable to any shares of the Fund.  All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act").  To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Trust's secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of each Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding (on a per-class basis) of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value.  Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.  Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP").  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation on the primary exchange or if there has been no sale on such day, mean between the current bid and ask prices on such exchange.  Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices.  Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  As a result, the NAV of each Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Each Fund's shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange is open.  For purposes of calculating the NAV, the Funds normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.  Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities.  Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, a Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations.  As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820.  These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other Funds managed by the Adviser (or sub-adviser) or other Funds and the method used to price the security in those Funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination.  The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by a Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at net asset value per share on a per-class basis (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE.  Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share plus sales charges, if any.

Redemption of Shares

Each Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by a Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly to determine the value of net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record.  Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Waivers of Redemption Fees: Each Fund has elected not to impose the redemption fee for:

•

redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•

certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

•

redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

•

redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Funds’ systematic withdrawal plan;

•

involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Funds, or to pay shareholder fees; or

•

other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Funds’ or the Adviser's Chief Compliance Officer.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Funds.

Each Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders.  Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau.  By so qualifying, each Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements.  Net investment income and net capital gain of a Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses.  Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of a Fund. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss.  Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.  Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of each Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, a Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer)

and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it may be able to pay a tax penalty on the portion of income that caused to inadvertently violate Subchapter M or it will be treated as a corporation for federal income tax purposes.  If treated as a corporation, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from a Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code.  The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds.  U.S. Shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

A redemption of a Fund's shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares.  Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets.  However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period.  All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return.  Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year.  Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders.  Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Other Reporting and Withholding Requirements

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Funds, each Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the

Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, a certain percentage of the Funds’ hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income.  If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.  If the Funds’ book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders.  However, a Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether they receives any distribution from the company.

Each Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation.  Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

Each Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes.  If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund.  If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations.  In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.  Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund.  With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by a Fund.  The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year.  In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount.  Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.  A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount.  Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security.  Market discount generally accrues in equal daily installments.  A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities.  Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.  A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received.  Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so).  A Fund may realize gains or losses from such liquidations.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution.  In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected BBD, LLP, located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103, as its independent registered public accounting firm for the current fiscal year.  The firm provides services including (i) audit of annual financial statements, and (ii) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal period ended June 30, 2014.  You can obtain a copy of the Annual Report without charge by calling the Funds at 1-855-282-1100.

Adviser Proxy Voting Policies and Procedures

GENESIS CAPITAL, LLC

PROXY VOTING POLICIES AND PROCEDURES

(Adopted August 11, 2010)

Pursuant to the recent adoption by the Securities and Exchange Commission (the "Commission") of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the "Act"), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Genesis Capital, LLC (hereinafter, "Genesis", "we" or "our") has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes. Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company's board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.

Corporate Structure

We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value. Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, Genesis recognizes the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients. However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that Genesis would be in a position to cast a vote or called upon to vote a proxy.

In the event that Genesis does receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, Genesis will process and vote all shareholder proxies and other actions in a timely manner insofar as Genesis can determine based on the facts available to Genesis at the time of its action, in the best interests of the affected Genesis advisory client(s). Although Genesis expects that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available to Genesis, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, Genesis may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Research & Asset Allocation Department for review and voting decision;

3) Vote or consent entered according to Genesis' best judgment under the facts and circumstances presented. Such decision shall be made, documented and approved by the Research & Asset Allocation Department and at least one member of the Executive Committee;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

Genesis may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services ("ISS") or similar service provider that the Executive Committee may approve, provided that such service provider votes each proxy based on decisions made by Genesis.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-643-3431 and can also be found on the EDGAR database on the web at http://www.sec.gov. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities.

CHILTON CAPITAL MANAGEMENT, LLC

Proxy Voting

1. Purpose

The Companies follows this proxy voting policy (the “Policy”) to ensure that proxies each Company votes, on behalf of each Client, are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Companies and their Clients. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

2. Determination of Vote

Each Company determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. Each Company votes in a manner that such Company believes reasonably furthers the best interests of the Client and is consistent with the Client’s investment philosophy as set forth in the relevant investment management documents. The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. Each Company will cast votes for these matters on a case-by-case basis. Each Company will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices

3. Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of a Company and a Client, such Company will resolve the conflict before voting the proxies. A Company will disclose the conflict to the Client and obtain a consent before voting.  Broadridge Investor Communication Solutions, Inc. will provide Chilton with electronic access to proxy ballots and meeting information via the internet. Proxies will be voted online.

4. Records

Each Company maintains records of (i) all proxy statements and materials the Company receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.  Records may be maintained electronically by a third party.

5. Questions and Requests

This document is a summary of the proxy voting process. Clients may obtain, free of charge, a full copy of the policies and procedures and/or a record of proxy votes. Any questions or requests should be directed to the Compliance Officer at 1177 West Loop South, Suite 1310, Houston, Texas 77027.

COE CAPITAL MANAGEMENT, LLC

Proxy Voting Policies and Procedures

CCM’s policy is to not vote proxies on behalf of clients, with the exception of some of the registered mutual funds sub-advised by CCM and clients who have delegated such authority to us in writing. CCM makes the appropriate disclosures regarding proxy voting in its ADV Part 2 (brochure) under item 17.

As CCM understands that proxy voting is an important right of clients, in the event a client notifies CCM in writing that they want CCM to vote proxies, and if CCM agrees, then CCM will seek to vote proxies with the best economic interests of its client(s) in mind and in accordance with its written policies and procedures.. Additionally CCM will address any potential conflicts that might arise in voting proxies and will maintain all required and appropriate records regarding proxy voting policies and voting records for client portfolios.

Voting Responsibility and Guidelines

CCM has contracted with Institutional Shareholder Services (“ISS”), an unaffiliated third party proxy vendor to monitor and vote CCM client proxies for clients that have delegated responsibility to CCM. ISS maintains written guidelines to reflect its current vote recommendations. CCM has reviewed these guidelines and worked with ISS to establish instructions on when ISS should vote proxies according to its written guidelines and when ISS must contact CCM for a vote decision. The fundamental guideline in voting proxies is to make every effort to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances of the types described below, it is the policy of CCM to have ISS vote proxies in accordance with their written guidelines (“Proxy Voting Guidelines”).

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, CCM may instruct ISS to vote a proxy contrary to the Proxy Voting Guidelines if it is determined that such action is in the best interests of the clients. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

CCM will document the rationale for any proxy voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of CCM’s required books and records.

Conflicts of Interest

If at any time, CCM and/or ISS become aware of any type of potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the CCO. Conflicts of interest will be handled in various ways depending on the type and materiality.  This includes:

1.

Where the Proxy Voting Guidelines outline the voting position, as either “for” or “against” such proxy proposal, voting will be accordance with the Proxy Voting Guidelines.

2.

Where the Proxy Voting Guidelines outline the voting position to be determined on a “case by case” basis for such proxy proposal, or such proposal is not listed in the Proxy Voting Guidelines, then the proxy may be voted pursuant to client direction.

The CCO or designee will periodically perform a due diligence review of ISS to help ensure that any and all conflicts have been disclosed and that ISS has policies, procedures and internal controls in place regarding identifying and handling conflicts of interest.

ERISA Accounts

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with CCM, the Firm’s policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

Special Situations

CCM may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed CCM that it wishes to retain the right to vote the proxy, CCM will instruct the custodian to send the proxy material directly to the client, 2) where CCM deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated with CCM, 4) where a proxy is received for a security CCM no longer manages (i.e. CCM had previously sold the entire position), and/or 5) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

In addition, certain CCM mutual fund clients may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, CCM generally will not be able to vote any security that is out on loan to a borrower on a proxy record date. However, CCM reserves the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Mirror Voting Policy

In some instances CCM may serve as an investment advisor to certain investment companies (under a separate sub-advisory agreement). These funds may invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in these procedures, it is CCM’s policy to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  After properly voted, the proxy materials are filed and maintained for future reference.

Recordkeeping Requirements

CCM will maintain the following records under these policies and procedures:

1. A copy of all proxy voting policies and procedures.

2. A record of client’s written delegation of proxy voting authority.

3. A copy of each proxy statement received regarding client’s securities.

4. A record of each vote cast on behalf of a client.

5. A copy of any document created by CCM that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision.

6. A copy of each written client request for information on how proxies were voted on behalf of the requesting client, and a copy of any written response by CCM to any (written or oral) client request for information on how proxies were voted on behalf of the requesting client.

A copy of these policies and procedures will be provided to clients upon request. In addition, copies of the above outlined records, as they relate to particular clients, will be provided to those clients upon request.  It is generally the Adviser’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

PHINEUS PARTNERS, LP

PROXY VOTING

Most clients of the firm have expressly retained proxy voting authority in their Investment Management Agreement.  If an Investment Management Agreement does not expressly provide for proxy voting authority, the client, not the firm, has proxy voting authority.  As a result, the firm typically does not vote any proxies, and each client should instruct its account custodian to deliver all proxy solicitation materials to the client, not the firm.

If, from time to time, the firm has proxy voting authority over an account, the firm will vote all proxies based on its determination of the best interests of that account.  In determining whether a proposal serves the best interests of an account, the firm will consider a number of factors, including the economic effect of the proposal on shareholder value, the threat posed by the proposal to existing rights of shareholders, the dilution of existing shares that would result from the proposal, the effect of the proposal on management or director accountability to shareholders, and, if the proposal is a shareholder initiative, whether it wastes time and resources of the company or reflects the grievance of one individual. The firm will actively abstain from voting for or against proposed matters when the firm believes that it is appropriate.

If a material conflict of interest over proxy voting arises between the firm and a client, the firm will vote all proxies in accordance with the policy described above.   If the firm determines that this policy does not adequately address the conflict of interest, the firm will notify the client of the conflict and request that the client consent to the firm’s intended response to the proxy solicitation.  If the client consents to the firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the firm will vote the proxy as described in the notice.  If the client objects to the firm’s intended response, the firm will vote the proxy as directed by the client.

A client can obtain a copy of the firm’s proxy voting policy and a record of votes cast by the firm on behalf of that client by contacting the firm.

It is a fraudulent, deceptive, or manipulative act, practice or course of business to exercise voting authority with respect to client securities, unless the firm:

1.   Adopts and implements written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interest of the client. These procedures must include how material conflicts that may arise between firm interests and client interests are addressed;

2.   Describes to clients the firm’s proxy voting policies and procedures and, upon request,

3.   Furnishes a copy of the policies and procedures to the requesting client.

If the firm exercises voting authority with respect to client securities it shall, with respect to those clients, make and retain the following:

1.   A copy of each proxy statement that the firm receives regarding client securities. The firm may satisfy this requirement by relying on a third party to make and retain, on the firm’s behalf, a copy of a proxy statement (provided that the firm has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system

2.   A record of each vote cast by the firm on behalf of a client. The firm may satisfy this requirement by relying on a third party to make and retain, on the firm's behalf, a record of the vote cast (provided that the firm has obtained an undertaking from the third party to provide a copy of the record promptly upon request),

3.   A copy of each written client request for information on how the firm voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

Proxy Voting
Responsibility	• Chief Compliance Officer
Resources	• Proxy statements
Frequency	• Ad hoc, as needed

SEABRIDGE INVESTMENT ADVISORS, LLC

Proxy Voting

Voting

Once proxy ballots are received in the mail, information including company name, date of record, and meeting date is recorded on a spreadsheet.  SBIA records are checked to ensure that ballots were received for the correct number of shares for all accounts that were eligible to vote.  These accounts are recorded on the spreadsheet.  If a ballot for an account is missing, the custodian is contacted and either a new ballot is received or the proxy is voted by phone or electronic mail.  The proxy material is reviewed by a designee of the investment committee who determines how to vote on each issue.  The proxies are then voted.

Recordkeeping

A summary of voting (on routine and non-routine categories) is recorded on the spreadsheet.  A copy of the proxy booklet, the sample ballot and the summary spreadsheet are maintained in a file.

A copy of written client requests for information on how the adviser voted on proxies and a copy of any written response by SBIA to any written or oral client request for information on how the proxies were voted on behalf of the requesting client will be retained by SBIA.

TIBURON CAPITAL MANAGEMENT, LLC

Proxy Voting Policies and Procedures

General Policy

Tiburon Capital Management, LLC (“the Adviser”) has adopted written proxy voting policies and procedures (“Proxy Policy”). The Tiburon Onshore and Offshore Funds and all existing Separately Managed Accounts (the “Funds”) have delegated proxy voting responsibilities with respect to the Funds and, to the Adviser.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Funds and their stakeholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Proxy Policy sets forth the Adviser’s voting guidelines. The guidelines indicate the Adviser’s willingness to vote with management on matters of a routine administrative nature. Regarding special interest proposals, the Adviser is generally opposed to such proposals if they involve an economic cost to the company or restrict management’s freedom to operate in the best interests of its shareholders, impede the liquidity of our Funds’ investments or preclude prospective events the Adviser reasonably believes to be prospective. Conversely, should proposals hasten or enhance potential returns and/or liquidity, the Adviser is likely to vote in favor.

The Adviser carefully considers all matters which may have a potential major impact on the company, and it will generally vote against management on proposals that have the potential for a major adverse economic impact on the long-term value of the company’s shares.

Examples of issues which may have a major impact on the company include: (1) executive compensation plans, (2)  defensive  strategies  such  as  staggered  boards  and  “poison  pills,”  (3)  business  combinations  or restructurings, and (4) increases or decreases in common or preferred stock outstanding. Each vote is ultimately determined on a case-by-case basis, taking into consideration all relevant facts and circumstances at the time of the vote.

Conflicts of Interest

On occasion, a conflict of interest may exist between Adviser and Funds, Portfolios and clients regarding the outcome of certain proxy votes. In such cases, Adviser is committed to resolving the conflict in the best interest of our Funds, Portfolios and clients before we vote the proxy in question.

If the proxy proposal is a Routine Proxy Proposal, Adviser will typically adhere to the standard procedure of referring to the principles and guidelines described  herein in deciding  how to  vote.   Alternatively, Adviser  may  disclose  the  conflict  to  our  clients  and  obtain  their  consent  before  voting  or  seek  the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Non-Routine Proxy Proposal, Adviser will take any of the following courses of action to resolve the conflict:

1)      Disclose the conflict to our Funds, Portfolios and clients and obtain consent before voting;

2)      Suggest that our Funds, Portfolios and clients   engage another party to determine how the proxy should be voted; or

3)      Vote according to the recommendation of an independent third party, such as a:

•

proxy consultant;

•

research  analyst;

•

proxy voting department of a mutual fund or pension fund; or

•

compliance consultant.

V2 Capital, LLC

Proxy Voting

Policy

V2 Capital, LLC, as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients. The firm may offer assistance as to proxy matters upon a client's request, but the client always retains the proxy voting responsibility. V2 Capital, LLC's policy of having no proxy voting responsibility is disclosed to clients.

In the event V2 Capital, LLC has the authority to vote proxies either at a client’s request or as the result of authority as the General Partner of a partnership, a third party proxy voting service will be utilized to insure all voting is in the best interest of the shareholder.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Brett Novosel has the responsibility for the implementation and monitoring of our proxy policy and to ensure that the firm does not accept or exercise any proxy voting authority on behalf of clients without an appropriate review and change of the firm's policy with appropriate regulatory requirements being met and records maintained.

Procedure

V2 Capital, LLC has adopted various procedures to implement the firm's policy and conducts reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

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V2 Capital, LLC discloses its proxy voting policy of not having proxy voting authority in its Firm Brochure (and Wrap Fee Program Brochure, if applicable) or other client information.

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V2 Capital, LLC's advisory agreements provide that the firm has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority.

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V2 Capital, LLC's new client information materials may also indicate that advisory clients retain proxy voting authority.

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Brett Novosel reviews the nature and extent of advisory services provided by the firm and monitors such services to periodically determine and confirm that client proxies are not being voted by the firm or anyone within the firm.